                                                                   EXHIBIT 10.29

                                    AGREEMENT

                 MADE AND EXECUTED ON THE 30TH OF DECEMBER, 2002

BETWEEN:      ITURAN LOCATION AND CONTROL LTD., PRIVATE COMPANY 52-004381-1

              3A HASHIKMA ST.

              INDUSTRIAL AREA, AZUR

              (HEREINAFTER: "ITURAN")

                                                                 THE FIRST PARTY

AND BETWEEN:  EDDY KAFRY

              I.D. 50888627

              10 HASAKNAI ST., HOD HASHARON

              (HEREINAFTER: "KAFRY")

                                                                THE SECOND PARTY

AND BETWEEN:  AVRI FRANKO

              I.D. 56036374

              20 HATIZMORET ST., RISHON LEZION

              (HEREINAFTER: "FRANKO")

                                                                 THE THIRD PARTY

AND BETWEEN:  ROMAN STERNBERG

              I.D. 01450553

              14 LESHEM ST., RISHON LEZION

              (HEREINAFTER: "STERNBERG")

                                                                THE FOURTH PARTY

AND BETWEEN:  TELEMATICS WIRELESS LTD.

             PRIVATE COMPANY 51-238387-8

             26 HASHOFTIM ST., HOLON

             (HEREINAFTER: THE "COMPANY")

                                                                 THE FIFTH PARTY

WHEREAS:      On November 14th 1999, an agreement was signed by the Parties, in which the rights of the Parties in the Company and between themselves were set out, inter alia, (the "Initial Agreement") and two written addendums were drawn up (on November 24th, 1999 and on
              April 9th,

              2000), (the addendums and the Initial Agreement shall hereinafter be termed the "Agreement");

AND WHEREAS:  Employment agreements have been signed between the Company and
              Kafry, Franko and Sternberg (hereinafter: the "Employment
              Agreements");

AND WHEREAS:  Ituran wishes to give Kafry, Franko and Sternberg (the
              "Directors") shares in Ituran as set out below in this agreement, against receipt of the holdings of the Directors in the Company, and the Directors agree to this,

AND WHEREAS:  The Parties wish to change and amend the Agreement and the
              Employment Agreements and regulate the relationship between them resulting from said shares;

   IT HAS THEREFORE BEEN PROVIDED, DECLARED, AND AGREED BETWEEN THE PARTIES AS
                                    FOLLOWS:

1.     THE PREAMBLE AND HEADINGS

       1.1.   The Preamble to this agreement constitutes an inseparable part thereof.

       1.2.   The section headings are for convenience only, and shall not be used for interpretation in any manner.

       1.3.   The provisions of this agreement shall override the provisions of the Agreement, of the Employment Agreements and of any other document or oral representation.

2.     DECLARATIONS OF THE PARTIES

       2.1.   DECLARATIONS BY ITURAN

              Ituran hereby declares vis-a-vis the Directors as follows:

              2.1.1. The allocation of shares and of the option to purchase
                     Ituran shares to the Directors, as set out in this
                     agreement, is subject to the approval of the Board of
                     Directors of Ituran, the Stock Exchange, and the Securities
                     Authority.

              2.1.2. Excluding the foregoing in sub-Section 2.1.1 above, no impediment exists, either in law or by contract, to
                     allocation of the shares and of the option to purchase
                     Ituran shares, to the Directors, as specified below.

              2.1.3. The shares of Ituran to be allocated to the Directors and the shares that shall result from the exercise of the
                     option as defined below, shall be free of any lien,
                     attachment, mortgage, or third party right of any sort and shall grant the holders therein with all the rights to
                     which the holders of stock options/shares in Ituran are
                     entitled.

       2.2.   DECLARATIONS BY THE DIRECTORS

              The Directors hereby declare vis-a-vis Ituran as follows:

              2.2.1. The total of the shares of the Company owned by the
                     Directors is 465,574 shares of common stock bearing a
                     nominal value of 1 NIS each (hereinafter: the "Transferred
                     Shares of the Company"), and these comprise the entire
                     holdings of the Directors in the Company.

              2.2.2. No impediment exists, either in law or by contract, to transfer the Transferred Shares of the Company to Ituran.

              2.2.3. The Transferred Shares of the Company are held and
                     registered, at the time this agreement is signed, with the
                     Mizrahi Hameuhad Bank Ltd. Trust Company (the "Trustee"),
                     and are free of any lien, attachment, mortgage, or third
                     party rights of any sort, and shall grant Ituran, after
                     being transferred, with all the rights to which the
                     shareholders in the Company are entitled.

              2.2.4. The Directors shall instruct the Trustee to register the
                     Transferred Shares to the name of Ituran, at the request of
                     Ituran as set out in Section 3.1 below.

3.     EXCHANGE OF SHARES

       3.1.   The Directors shall sign a share transfer bill of the Transferred
              Shares of the Company, in respect of their entire holdings in the
              Company, to Ituran, no later than thirty days after the signing of this agreement. It is clarified that the holdings of the Directors are held by the Trustee, and therefore the Directors undertake to ensure that the Trustee will sign any document required for transfer of the shares to Ituran. The Trustee shall sign the documents only on the date the shares of Ituran are allocated to the name of the Directors or to the name of a trustee on their behalf.

       3.2.   The documents of the transfer of the shares of the Directors in the Company, including the documents which shall be signed by the
              Mizrahi Bank Trust Company which will enable the transfer of the shares of the Directors in the Company to Ituran, shall be held in trusteeship by Attorney Ze'ev Weiss, who shall transfer them to
              Ituran on the date the shares in Ituran shall be allocated to the
              Directors. On the date the shares in Ituran are allocated to the
              Directors, Attorney Weiss shall transfer all of the documents which enable the transfer of the shares of the Company, as stated, to Ituran, and Ituran shall be entitled to transfer the
              Transferred Shares of the Company on its name.

       3.3.   Subject to receiving the approval of all the bodies mentioned in sub-Section 2.2.1. above, Ituran shall allocate 152,365 shares(1)
              of common stock in Ituran, bearing a nominal value of 1 NIS each, having equal rights to all issued shares of Ituran and comprising, as of the date this agreement is signed, 2.5% of the issued and paid up capital of Ituran, to the Directors, at the meeting at which the documents of transfer of the Transferred Shares of the
              Company from the Directors to the name of Ituran, shall be received. It shall be clearly understood that allocation of new shares to any person after the signing of this agreement shall reduce the proportion of the Directors in Ituran stock, as well as the proportion of all the other holders of shares/options in
              Ituran.

       3.4.   The Parties agree that if on the trading days beginning on 1
              December, 2003 and concluding on 1 February, 2004, the value of
              Ituran should be a total of less than USD 52 million, according to the average daily dollar value of the share of Ituran at the Tel
              Aviv Stock Exchange (according to the publications of the Tel Aviv
              Stock Exchange), then Ituran shall allocate additional shares numbering 76,182 shares(2) bearing a nominal value of NIS 1 each, comprising 1.25% of the issued and paid up capital of Ituran, to the Directors, while receiving no further consideration beyond the
              Transferred Shares of the Company as above (the "Additional
              Amount"). It shall be clarified that the Additional Amount shall be subject to every legal limitation applicable at that time.
              Ituran shall apply for the approval of the bodies stated in sub-Section 2.2.1. above, regarding the Additional Amount as well.
              The provisions of sub-Section 3.3. above shall apply, mutatis mutandis, to the Additional Amount as well.

       3.5.   It shall be clarified that according to the Securities
              Regulations, the shares and the Additional Amount allocated to the
              Directors shall be completely restricted for three months, and subsequently and for a period of one year each of the Directors shall be entitled to sell no more than 1% of the issued and paid up capital of Ituran per quarter. At the end of said year, no further restriction shall apply to the sale of Ituran stock.

       3.6.   The Additional Amount shall be allocated to the Directors without consideration.

---------------------
(1) According to the following division: Eddy Kafry - 60,947 shares. Avri Franko and Roman Sternberg - 45,709 shares each.
(2) According to the following division: Eddy Kafry - 30,472 shares. Avri Franko and Roman Sternberg - 22,855 shares each.

       3.7.   At the date of the signing of this agreement, the allocation of the shares and of the Additional Amount shall be subject to the provisions of Section 102 of the Income Tax Ordinance, with all the implications of that fact and the shares will be allocated to the name of a trustee.

       3.8.   The Company shall bear all costs connected to the legal advice that the Directors shall receive concerning this agreement, as well as the costs the Trust Company shall incur in connection with the restriction placed on the allocated shares - should there be such costs.

       3.9.   Deleted intentionally.

       3.10.  Beginning on the date of the allocation of the shares to the
              Directors, and so long as the Directors remain office holders in the Company or in Ituran, the Directors shall be entitled to appoint one observer on their behalf, to the Board of Directors of
              Ituran.

4.     TAXATION

       4.1.   The Directors alone shall pay any tax that should result from receiving the shares and the Additional Amount (should it be received), as well as from the transfer or sale therein.

5.     WAIVER OF THE RIGHTS OF THE DIRECTORS AS SHAREHOLDERS IN THE COMPANY AND
       OF RIGHTS DURING ISSUE OF STOCK

       5.1.   Concurrently with the transfer of the Transferred Shares of the
              Company to Ituran, as stated in this agreement above, the
              Directors shall waive any right whatsoever to receive
              shares/options in the Company, insofar as they exist, and these shall become void at that time. To avoid doubt, it is clarified that the options to receive management shares in the Company which have been given the Directors will also become void on the date shares of Ituran are allocated, as set out in this agreement.

       5.2.   Upon allocation of the shares of Ituran to the Directors as set out in this agreement, the Directors hereby waive any right whatsoever granted to them by both the Agreement and their
              Employment Agreements, concerning their holding of Company shares.
              The Directors shall sign any document that shall be required in order to amend the articles of the Company, so that they will convey what is stated in this Section.

       5.3.   Notwithstanding the above, the Directors shall continue to serve as directors on the Board of Directors of the Company, so long as they continue to serve as office holders in the Company.
              Subsequently, the board of directors may terminate their service by a resolution passed by a regular majority.

       5.4.   So long as the Directors continue to serve in the Company as office holders and for six months subsequently (if they should be dismissed from the

              Company), the Directors shall be entitled to have shares/stock options which shall be equivalent to 7.5% of the issued and paid up capital of the Company, allocated to them without
              consideration, as part of a prospectus to issue shares of the
              Company to the public (if there should be such a prospectus). The stock issue according to this Section shall be carried out subject to such conditions and in such a manner as shall be agreed upon with the underwriters of the stock issue. The exercise price shall be one NIS and other arrangements (such as the period of vesting)
              shall be as specified in said prospectus by the Board of Directors of the Company.

       5.5.   So long as the Directors continue to serve in the Company as office holders and for six months subsequently (if they should be dismissed from the Company), the Directors shall be entitled to have shares/stock options which shall be equivalent to 3.8% of the issued and paid up capital of the Company allocated to them without consideration, as part of a prospectus to issue shares of a subsidiary of the Company which is making use of the
              intellectual property of the Company, to the public (if there should be such a prospectus). The stock issue according to this
              Section shall be carried out subject to such conditions and in such a manner as shall be agreed upon with the underwriters of the stock issue. The exercise price shall be one NIS and other arrangements (such as the period of vesting) shall be as specified in said prospectus by the Board of Directors of the Company. It shall be clearly understood, that such a stock issue shall be subject to the control of the issued company remaining in the hands of the Company, and for this purpose the Directors agree to sign a voting agreement insofar as one shall be required in order to keep control as stated.

       5.6.   Sections 6 and 7 of the Agreement are hereby voided.

6.     CHANGES IN THE TERMS OF EMPLOYMENT OF THE DIRECTORS

       6.1.   The Employment Agreement of the Directors at the Company shall be extended by five years, i.e. until 31 December, 2007 (the
              "Determining Date") on the terms specified in the Employment
              Agreements insofar as they were not expressly changed in this agreement. After that date, the Board of Directors of the Company shall be entitled to decide whether or not to extend the period of employment or terminate it on a specific date

       6.2.   If the Company should cease to act as a going concern for any reason whatsoever, the Directors will be employed by Ituran until the Determining Date on the same terms at similar status, in a separate division that shall be set up in Ituran and which shall manage the activity of the Company. If no such position shall be found for any one of the Directors, that Director shall be entitled to resign from the Company as if dismissed, with all the implications of such a resignation.

       6.3.   In lieu of the bonus to which the Directors are entitled pursuant to the Employment Agreements, the Directors shall be entitled to a single annual bonus at the end of each year beginning in 2003, equivalent to 3% (three

              percent) of the operating profit without capitalizations, one time expenses, and allocations (the "Bonus"), the Bonus shall not be considered a salary for the purposes of social deductions or the accrual of any rights whatsoever. Accordingly, any other bonus the
              Directors had been entitled to according to their Employment
              Agreement (insofar as they were entitled to such a bonus), shall be revoked.

       6.4.   The Directors hereby waive the grossing up of the value of the use of the vehicle provided them by the Company, and shall pay any tax that shall result from receiving said vehicle.

7.     MISCELLANEOUS

       7.1.   No change to this agreement shall be valid unless set out in writing and signed by both parties.

       7.2.   Failure to implement any right whatsoever provided by this agreement or by law, shall not be considered a waiver and the other party shall gain no claim of delay.

       7.3.   This agreement revokes all prior or contradictory agreements between the Parties on each subject dealt with herein.

       7.4.   No party is entitled to transfer his rights or obligations pursuant to this agreement in any manner, in whole or in part unless obtaining the consent of the other party.

       7.5.   The provisions of this agreement reflect and comprise all that was agreed between the parties, and revoke previous agreements and/or promises and/or representations, if made, with regard to this transaction.

       7.6.   No changes to this agreement and/or its appendices shall be valid in the least, unless made in writing and signed by all the
              Parties.

8.     NOTIFICATIONS

       Notifications to any of the Parties concerning this agreement shall be sent to the addresses of the Parties as specified in the preamble to this agreement. All notifications shall be sent either by registered mail or by messenger or by facsimile machine. Such notification shall be considered to be received within three business days of the day it was sent, if sent by registered mail, on the day of delivery if delivered by messenger, and if sent by facsimile machine, on the same day, so long as confirmation of its receipt in its entirety was received from the party to which it was sent.

        AND IN WITNESS THEREOF THE PARTIES HAVE AFFIXED THEIR SIGNATURES:

     /s/ Eddy Kafry              /s/ Avri Franko            /s/ Roman Sternberg
    -------------------        -------------------          -------------------
         Eddy Kafry                Avri Franko                Roman Sternberg

          [Signature and Stamp]                [Signature and Stamp]

      -----------------------------       -------------------------------
        Telematics Wireless Ltd.          Ituran Location and Control Ltd

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